Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Class A Shares

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier Bond Fund

Transamerica Premier Cash Reserve Fund

Supplement dated January 20, 2005 to the Prospectus

dated May 1, 2004, as previously supplemented

The Board of Directors recently approved certain changes to Class A shares effective on January 1, 2005. All upfront sales charges have been eliminated, the 1.00% contingent deferred sales charge on redemptions made within the first 24 months of purchase has been eliminated on shares purchased after January 1, 2005, and the annual 12b-1 distribution and service fee for Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Core Equity Fund, Transamerica Premier Balanced Fund, and Transamerica Premier Bond Fund has been reduced from 0.35% to 0.25% of average daily net assets attributable to Class A shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE